                                    FORM 8-K
                                    --------


                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                 CURRENT REPORT
                                 --------------


                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



       Date of Report (date of earliest event Reported) November 15, 1995
                                                        -----------------



                         THE COLUMBIA GAS SYSTEM, INC.
                         -----------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                      1-1098             13-1594808
----------------------------         ------------        -------------------
(State of other jurisdiction         (Commission         (IRS Employer
of incorporation)                    File Number)        Identification No.)



                20 Montchanin Road, Wilmington, Delaware  19807
                -----------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code (302) 429-5000
                                                          --------------

Item 3.  Bankruptcy or Receivership

                 The United States Bankruptcy Court for the District of Delaware (Bankruptcy Court) on November 15, 1995, issued orders confirming the Third Amended Plan of Reorganization for The Columbia Gas System, Inc. (Registrant) dated July 27, 1995, and Second Amended Plan of Reorganization of the Columbia Gas Transmission Corporation, (a wholly-owned subsidiary of Registrant) as further amended, dated July 17, 1995. The Bankruptcy Court orders confirming these amended plans of reorganization (Plans) are filed herewith as Exhibits B and C.

                 A summary of material features of the Plans was published in a news release dated November 15, 1995, which is also filed herewith as Exhibit D and a more detailed discussion of the material features of the Plans was included in the report on Form 10-Q for the third quarter of 1995, as filed with the Commission on November 9, 1995.

         The following unaudited condensed consolidated balance sheet for the registrant, which was included in the quarterly report on Form 10-Q for the third quarter of 1995, gives the effect of the Plans as confirmed which are substantially the same as the Plans filed with the Commission under cover of Form 8-K on August 4, 1995. This pro forma statement assumed that the effective date was September 30, 1995. The actual effective date will follow a ten day waiting period from the date of the confirmation order, during which time appeals may be filed in the United States District Court for the District of Delaware, as ordered by the Bankruptcy Court.

         The balance sheet adjustments primarily reflect the satisfaction of approximately $4 billion of non-affiliated claims made against the Registrant and Columbia Transmission in the bankruptcy proceedings and the issuance of approximately $3 billion of associated new debt or preferred stock. The pro forma consolidated balance sheet also includes other adjustments and reclassifications to eliminate bankruptcy-related items and the anticipated readoption of Statement of Financial Accounting Standard No. 71 by Columbia Transmission and Columbia Gulf Transmission Company upon emergence. Management believes that these adjustments fairly represent the effect of emergence from bankruptcy on the consolidated balance sheet.

                           Consolidated Balance Sheet
                              Actual and Pro Forma
                                     As of
                               September 30, 1995
                               ------------------
                                   (millions)

                                                                                  Pro Forma
                                                                  Actual           Entries       Pro Forma
                                                                ----------     --------------    ---------
Assets
------
Net Property, Plant and Equipment . . . . . . . . . . .        $   4,132.1     $      18.0      $  4,150.1
                                                               ------------    ------------     -----------

Investments and Other Assets  . . . . . . . . . . . . .              297.7           (91.0)          206.7
                                                               ------------    ------------     -----------

Current Assets
    Cash and temporary cash investments   . . . . . . .            1,759.6        (1,758.2)            1.4
    Other   . . . . . . . . . . . . . . . . . . . . . .              779.1           198.2           977.3
                                                               ------------   -------------     -----------
Total Current Assets  . . . . . . . . . . . . . . . . .            2,538.7        (1,560.0)          978.7
                                                               ------------    ------------     -----------
Deferred Charges  . . . . . . . . . . . . . . . . . . .              287.2           188.3           475.5
                                                               ------------    ------------     -----------
Total Assets  . . . . . . . . . . . . . . . . . . . . .        $   7,255.7     $  (1,444.7)     $  5,811.0
                                                              =============   =============     ===========

Capitalization and Liabilities
------------------------------
Capitalization
  Common Stock Equity   . . . . . . . . . . . . . . . .            1,647.5          (524.3)        1,123.2
  Preferred Stock   . . . . . . . . . . . . . . . . . .                  -           400.0           400.0
  Long-term debt  . . . . . . . . . . . . . . . . . . .                3.8         2,000.0         2,003.8
                                                              -------------    ------------     -----------
Total Capitalization  . . . . . . . . . . . . . . . . .            1,651.3         1,875.7         3,527.0
                                                               ------------    ------------     -----------

Current Liabilities
  Short-term debt   . . . . . . . . . . . . . . . . . .                  -           538.0           538.0
  Other   . . . . . . . . . . . . . . . . . . . . . . .              734.0            17.9           751.9
                                                               ------------    ------------     -----------
Total Current Liabilities . . . . . . . . . . . . . . .              734.0           555.9         1,289.9
                                                               ------------    ------------     -----------

Liabilities Subject to Chapter 11 Proceedings . . . . .            3,981.9        (3,981.9)             -
                                                               ------------    ------------    ------------

Other Liabilities and Deferred Credits
  Deferred income taxes, noncurrent   . . . . . . . . .              424.0           (67.4)          356.6
  Postretirement benefits other than pensions   . . . .              220.3             2.2           222.5
  Other   . . . . . . . . . . . . . . . . . . . . . . .              244.2           170.8           415.0
                                                               ------------    ------------     -----------
Total Other Liabilities and Deferred Credits  . . . . .              888.5           105.6           994.1
                                                               ------------    ------------     -----------
Total Capitalization and Liabilities  . . . . . . . . .         $  7,255.7      $ (1,444.7)     $ 5,811.0
                                                               ============    ============    ===========

Item 5.  Other Events

         On November 20, 1995, Registrant published certain factors which can be used to estimate distributions upon emergence with respect to outstanding prepetition debt of Registrant. A copy of that release is filed herewith as Exhibit E.

         On November 21, 1995, Registrant published the projected interest and dividend rates for debentures and preferred stock to be issued upon emergence assuming that emergence occurs on November 28, 1995, the first day following the 10-day appeal period. A copy of that release is filed herewith as Exhibit F.


Item 7.          Financial Statements and Exhibits

         A. Amended Plans of Reorganization and Disclosure Statements for Registrant and Columbia Transmission are incorporated by reference to Form 8-K filed with the Commission on August 8, 1995. Omitted from this filing were Exhibits 2 through 6 for both the Registrant and Columbia Transmission. Exhibit 2 for Registrant (Exhibit 4 for Columbia Transmission) is Registrant's 1994 Form 10-K. Exhibit 3 for Registrant (Exhibit 5 for Columbia Transmission) is Registrant's 1995 First and Second Quarter Form 10-Qs. These documents were previously filed with the Commission. Copies of the remaining exhibits will be provided to the Commission upon request.

         B. Confirmation Order of Registrant's Plan which includes certain amendments to its Plan. Omitted is Exhibit A (Stipulation and Order of Dismissal). Copies of this exhibit will be provided to the Commission upon request.

         C. Confirmation Order of Columbia Transmission's Plan which includes certain amendments to its Plan. Omitted is Exhibit A (Appalachian and Southwest producers, Creditor Classes 3.1 and 3.3); Exhibit B (Other Unsecured Claims, Creditor Classes 3.1 and 3.4) and Exhibit C (Listing of Assumed Executory Contracts). Copies of these exhibits will be provided to the Commission upon request.

         D. News Release dated November 15, 1995, regarding confirmation orders for Registrant and Columbia Transmission.

         E. News Release dated November 20, 1995, regarding certain factors which can be used to estimate distributions upon emergence with respect to outstanding prepetition debt of Registrant.

         F. News Release dated November 21, 1995, regarding projected interest and debenture rates to be issued upon emergence.

                                   SIGNATURE


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             The Columbia Gas System, Inc.
                                             -----------------------------
                                                      (Registrant)




                                             By     /s/ R. E. Lowe
                                               ---------------------------
                                                      Vice President &
                                                      Controller

Date: November 22, 1995